Exhibit 99.1

Amaze Appoints Joel Krutz, Former Paramount Global and Crown Electrokinetics Executive, as Chief Financial Officer

NEWPORT BEACH, Calif., December 18, 2025 – Amaze Holdings, Inc. (NYSE American: AMZE) (“Amaze” or the “Company”), a global leader in creator-powered commerce, today announced the appointment of Joel Krutz as its Chief Financial Officer (“CFO”).

Krutz brings more than 20 years of senior financial leadership across public companies in media, technology, and digital infrastructure. His background includes extensive experience guiding complex global organizations, executing capital strategy, and supporting profitable growth at scale, capabilities that align closely with Amaze’s next phase of development.

Most recently, Krutz served as Chief Financial Officer and Chief Operating Officer of Crown Electrokinetics Corp, where he oversaw financial operations and capital markets strategy while supporting expansion initiatives across multiple operating verticals. Earlier in his career, he held senior finance leadership roles at Paramount Global, including CFO of Paramount International, where he helped manage a multi-billion-dollar global business and led financial strategy supporting sustained, double-digit profitability growth.

As CFO of Amaze, Krutz will be responsible for leading the Company’s financial operations, capital planning, and long-term financial strategy. He will be focused on enhancing financial discipline and supporting the Company’s growth as it advances toward becoming a profitable, scalable platform serving creators worldwide.

“Joel’s experience navigating public markets and building financial infrastructure for global businesses makes him a strong addition to our leadership team,” said Aaron Day, Chief Executive Officer of Amaze. “As we continue to scale the platform and execute on our strategic roadmap, his leadership will be critical in reinforcing our financial foundation and positioning the Company for long-term success.”

“Amaze is building a differentiated platform at the intersection of creators, commerce, and technology, and I’m excited to be joining the team at this important stage,” said Joel Krutz. “I look forward to working closely with Aaron and the rest of leadership team to strengthen the Company’s financial foundation, enhance capital flexibility, and support Amaze’s efforts to scale efficiently while creating long-term value for creators, partners, and shareholders.”

The appointment reflects Amaze’s continued focus on assembling a seasoned leadership team as the Company expands its capabilities and accelerates adoption across the global creator ecosystem.

For investor information, please contact IR@amaze.co

For press inquiries, please contact PR@amaze.co

About Amaze

Amaze Holdings, Inc. is an end-to-end, creator-powered commerce platform offering tools for seamless product creation, advanced e-commerce solutions, and scalable managed services. By empowering anyone to “sell anything, anywhere,” Amaze enables creators to tell their stories, cultivate deeper audience connections, and generate sustainable income through shoppable, authentic experiences. Discover more at www.amaze.co.

Forward-Looking Statements

This shareholder letter contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events and developments or to our future operating or financial performance, including, but not limited to, statements about our financial outlook, strategies, initiatives, our growth for 2026, anticipated revenues, and our 2026 full year financial guidance. These statements can be identified by words such as such as “may,” “might,” “should,” “would,” “could,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “outlook,” “estimate,” “predict,” “potential” or “continue,” and are based our current expectations and views concerning future events and developments and their potential effects on us.

These statements are subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those projected or otherwise implied by the forward-looking statement. These risks and uncertainties include those set forth under the heading “Item 1A. Risk Factors” in our most recently filed Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, as well as in our Current Reports on Form 8-K .

Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other future filings and reports that we file with the Securities and Exchange Commission (SEC) from time to time.

Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this shareholder letter. Unless required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information or future events or developments.